UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2017

Structured Products Corp.
on behalf of

CorTS Trust II for Provident Financing Trust I

(Exact name of registrant as specified in its charter)

Delaware	001-32090	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street New York, New York	10013	(212) 723-4070
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the CorTS Trust II for Provident Financing Trust I.

On February 13, 2017 the Warrantholder exercised the remaining 3,901 of the CorTS Trust II for Provident Financing Trust I Call Warrants.  Pursuant to the notice of intent from the Warrantholder, they surrendered their warrants in exchange for $3,901,000 Term Assets plus accrued and unpaid interest thereon to and including the Warrant Exercise Date, February 13, 2017 (the "Warrant Exercise Date" or "Redemption Date").

140,907 Class A Certificates issued by the Trust were redeemed in full  at a price of (i) $25.00 per Class A Certificate plus (ii) an additional payment of approximately $2.68396 per Class A Certificate plus (iii) accrued interest of $0.84278 per Class A Certificate to the Redemption Date.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee's Report with respect to the February 13, 2017 Final Distribution Date for the CorTS Trust II for Provident Financing Trust I

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Peter Aherne
________________________________
Name: Peter Aherne
Title: President

February 16, 2017

EXHIBIT INDEX

Exhibit		Page
1	Trustee's Report with respect to the February 13, 2017 Final Distribution Date for the CorTS Trust II for Provident Financing Trust I	5

Exhibit 1

To the Holders of:
CorTS Trust II for Provident Financing Trust I UnumProvident 8.20% Corporate-Backed Trust Securities (CorTS) Certificates
Class A	*CUSIP: 22081B200

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Provident Financing Trust I, hereby gives notice with respect to the Final Distribution Date of February 13, 2017 as follows:

1.
The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 original principal amount of Class A Certificates, is as set forth below:

Principal	Interest	Addtl. Payment	Final Distribution
$25.00	$ 0.84278	$ 2.68396	$ 28.52674

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$0.000 aggregate principal amount of Provident Financing Trust I 7.405% Junior Subordinated Deferrable Interest Debentures due March 15, 2038 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Final Distribution Date, 0 Class A Certificates representing $0 Aggregate Certificate Principal Balance were outstanding.

6.
The current rating of the Term Assets is not provided in this report.  Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included for the convenience of the Holders.